DEBT AND BORROWING ARRANGEMENTS (Tables)	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Components of long-term debt
The Company’s long-term debt consisted of the following (in millions except average rate data):

	December 31, 2024		December 31, 2023
	Amount	Average Rate[1]	Amount	Average Rate[1]
Fixed interest rate long-term debt:
U.S. dollar notes due 2024-2093	$26,931	3.1%	$21,982	3.2%
U.S. dollar debentures due 2026-2098	778	4.8	788	4.8
Australian dollar notes due 2024	—	—	374	2.7
Euro notes due 2024-2053	13,619	3.1	12,888	2.7
Swiss franc notes due 2028	635	6.7	684	6.0
Other, due through 2098[2]	1,845	7.1	1,763	8.1
Fair value adjustments[3]	(785)	N/A	(972)	N/A
Total[4,5]	43,023	3.4%	37,507	3.4%
Less: Current portion	648		1,960
Long-term debt	$42,375		$35,547
[1]Rates represent the weighted-average effective interest rate on the balances outstanding as of year end, as adjusted for the effective amount of interest rate swap agreements and cross-currency swap agreements, if applicable. Refer to Note 5 for a more detailed discussion on interest rate management.
2As of December 31, 2024 and 2023, the amounts include $1,249 million and $1,211 million, respectively, of debt instruments related to our bottling operations in Africa due through 2027.
[3]Amounts represent the changes in fair values due to changes in benchmark interest rates. Refer to Note 5 for additional information about our fair value hedging strategy.
4As of December 31, 2024 and 2023, the fair value of our long-term debt, including the current portion, was $38,052 million and $33,445 million, respectively.
[5]The above notes and debentures include various restrictions, none of which was significant to our Company.

Schedule of Maturities of Long-term Debt
The following table summarizes the maturities of long-term debt for the five years succeeding December 31, 2024 (in millions):

Maturities of Long-Term Debt
2025	$648
2026	1,803
2027	5,064
2028	2,786
2029	2,684